Exhibit 10.2

FORM OF LOCK-UP AGREEMENT

Old National Bancorp

One Main Street

Evansville, Indiana 47708

Ladies and Gentlemen:

In connection with the proposed acquisition (the “Acquisition”) of Klein Financial, Inc. (“KFI”) by Old National Bancorp (“Acquirer”), and in consideration of KFI and Acquirer entering into the Agreement and Plan of Merger dated on or about June 20, 2018, (the “Merger Agreement;” certain terms used herein and not defined herein are used herein as defined in the Merger Agreement), the receipt and sufficiency of such consideration being hereby acknowledged and accepted, and in order to induce Acquirer to close the Merger, the undersigned, a KFI shareholder and a trustee of the Trusts identified below, each of which will receive Acquirer common stock (the “Acquirer Common Stock”) in exchange for its KFI Common Stock, hereby agrees with Acquirer as follows:

1. During the period commencing as of the Effective Time specified in the Merger Agreement and expiring the lesser of ninety (90) days thereafter or sixty (60) days thereafter if the Closing Date would have occurred on November 30, 2018 but for the penultimate sentence of Section 2.2(d) of the Merger Agreement, the undersigned will not and will not take any action to cause or permit any of the Trusts to:

(a) offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition or otherwise) of Acquirer Common Stock owned by the undersigned or to be received by the undersigned pursuant to the Merger, or securities owned beneficially by the undersigned, directly or indirectly, including establishing or increasing a put equivalent position or liquidating or decreasing a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any Acquirer Common Stock;

(b) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Acquirer Common Stock, whether any such transaction is to be settled by delivery of Acquirer Common Stock or other securities, in cash or otherwise;

(c) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Acquirer Common Stock or any other securities of Acquirer; or

(d) publicly disclose an intention to effect any such transaction.

2. This Lock-Up Agreement will not prohibit the undersigned from making or acting to cause or permit any Trust to make (a) bona fide gifts of Acquirer Common Stock to family members or family trusts, (b) any transfer of Acquirer Common Stock for estate planning purposes to persons immediately related to such transferor by blood, marriage or adoption, or any trust solely for the benefit of such transferor and/or the persons described in the preceding clause, (c) transfers of Acquirer Common Stock to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or (d) transfers of Acquirer Common Stock to any entity directly or indirectly controlled by or under common control with the undersigned, provided, however, that with respect to each of the transfers described in clauses (a), (b), (c) or (d) of this sentence, prior to such transfer, the donee, distributee, transferee, or the trustee or legal guardian on behalf of any donee, distributee or transferee agrees in writing to be bound by the terms of this Lock-Up Agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

3. The undersigned also agrees and consents to the entry of stop transfer instructions with Acquirer as its transfer agent and registrar against the transfer of the undersigned’s Acquirer Common Stock, except in compliance with this Lock-Up Agreement. In furtherance of the foregoing, Acquirer as its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

4. It is understood that if the Merger Agreement entered into in connection with the Merger has been terminated without the consummation of the Merger, this Lock-Up Agreement shall be cancelled and of no further force and effect.

5. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement; provided that, to the extent that the undersigned is executing this Lock-Up Agreement in his capacity as a trustee of a Trust, nothing in this Lock-Up Agreement is intended or shall be construed to limit or affect the authority of the undersigned to act or fail to act in accordance with: the undersigned’s fiduciary duties in such capacity, applicable trust agreements and applicable law. Upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

6. The undersigned understands that Acquirer will proceed with the Acquisition of KFI in reliance on this Lock-Up Agreement. Moreover, the undersigned understands and agrees that Acquirer and KFI are relying upon the accuracy, completeness, and truth of the undersigned’s representations, warranties, agreements, and certifications contained in this Lock-Up Agreement.

7. The parties agree that irreparable damage would occur if this Lock-Up Agreement is not performed in accordance with the terms hereof and that Acquirer shall be entitled to equitable relief, including but not limited to injunctive relief or specific performance of the terms hereof, in addition to any other remedy to which it is entitled at law or in equity. If Acquirer institutes any legal suit, action or proceeding against the undersigned arising out of this Lock-Up Agreement, Acquirer shall be entitled to receive, in addition to all other damages to which it may be entitled, all costs Acquirer incurs, including attorneys’ fees and expenses and court costs.

[Signature Page Follows]

SIGNATURE PAGE TO LOCK-UP AGREEMENT

IN WITNESS WHEREOF, the undersigned has completed this Lock-up Agreement in connection with the undersigned’s receipt of shares of Acquirer Common Stock in connection with the Merger, and authorizes KFI and Acquirer to rely on this Lock-up Agreement as hereinabove described.

Date:

[insert name]
Individually and in his capacity as Trustee of the below Trusts:
[insert Trust names]

Acknowledged by:

OLD NATIONAL BANCORP

By: Robert G. Jones, Chairman of the Board and Chief Executive Officer

[Acquirer Signature Page to Lock-Up Agreement]

FORM OF LOCK-UP AGREEMENT

Old National Bancorp

One Main Street

Evansville, Indiana 47708

Ladies and Gentlemen:

In connection with the proposed acquisition (the “Acquisition”) of Klein Financial, Inc. (“KFI”) by Old National Bancorp (“Acquirer”), and in consideration of KFI and Acquirer entering into the Agreement and Plan of Merger dated on or about June 20, 2018, (the “Merger Agreement;” certain terms used herein and not defined herein are used herein as defined in the Merger Agreement), the receipt and sufficiency of such consideration being hereby acknowledged and accepted, and in order to induce Acquirer to close the Merger, the undersigned, a KFI shareholder who will receive Acquirer common stock (the “Acquirer Common Stock”) in exchange for its KFI Common Stock, hereby agrees with Acquirer as follows:

1. During the period commencing as of the Effective Time specified in the Merger Agreement and expiring the lesser of ninety (90) days thereafter or sixty (60) days thereafter if the Closing Date would have occurred on November 30, 2018 but for the penultimate sentence of Section 2.2(d) of the Merger Agreement, the undersigned will not and will not take any action to:

(a) offer, sell, contract to sell, pledge or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition or otherwise) of more than 40% of the Acquirer Common Stock to be received by the undersigned pursuant to the Merger;

(b) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Acquirer Common Stock, whether any such transaction is to be settled by delivery of Acquirer Common Stock or other securities, in cash or otherwise;

(c) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Acquirer Common Stock or any other securities of Acquirer; or

(d) publicly disclose an intention to effect any such transaction.

2. This Lock-Up Agreement will not prohibit the undersigned from making (a) bona fide gifts of Acquirer Common Stock to family members or family trusts, (b) any transfer of Acquirer Common Stock for estate planning purposes to persons immediately related to such transferor by blood, marriage or adoption, or any trust solely for the benefit of such transferor and/or the persons described in the preceding clause, (c) transfers of Acquirer Common Stock to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, or (d) transfers of Acquirer Common Stock to any entity directly or indirectly controlled by or under common control with the undersigned, provided, however, that with respect to each of the transfers described in clauses (a), (b), (c) or (d) of this sentence, prior to such transfer, the donee, distributee, transferee, or the trustee or legal guardian on behalf of any donee, distributee or transferee agrees in writing to be bound by the terms of this Lock-Up Agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

3. The undersigned also agrees and consents to the entry of stop transfer instructions with Acquirer as its transfer agent and registrar against the transfer of the undersigned’s Acquirer Common Stock, except in compliance with this Lock-Up Agreement. In furtherance of the foregoing, Acquirer as its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

4. It is understood that if the Merger Agreement entered into in connection with the Merger has been terminated without the consummation of the Merger, this Lock-Up Agreement shall be cancelled and of no further force and effect.

5. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement; provided that, to the extent that the undersigned is a trust, nothing in this Lock-Up Agreement is intended or shall be construed to limit or affect the authority of the trustees of such trust to act or fail to act in accordance with: such trustees’ fiduciary duties in such capacity, applicable trust agreements and applicable law. Upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

6. The undersigned understands that Acquirer will proceed with the Acquisition of KFI in reliance on this Lock-Up Agreement. Moreover, the undersigned understands and agrees that Acquirer and KFI are relying upon the accuracy, completeness, and truth of the undersigned’s representations, warranties, agreements, and certifications contained in this Lock-Up Agreement.

7. The parties agree that irreparable damage would occur if this Lock-Up Agreement is not performed in accordance with the terms hereof and that Acquirer shall be entitled to equitable relief, including but not limited to injunctive relief or specific performance of the terms hereof, in addition to any other remedy to which it is entitled at law or in equity. If Acquirer institutes any legal suit, action or proceeding against the undersigned arising out of this Lock-Up Agreement, Acquirer shall be entitled to receive, in addition to all other damages to which it may be entitled, all costs Acquirer incurs, including attorneys’ fees and expenses and court costs.

[Signature Page Follows]

SIGNATURE PAGE TO LOCK-UP AGREEMENT

IN WITNESS WHEREOF, the undersigned has completed this Lock-up Agreement in connection with the undersigned’s receipt of shares of Acquirer Common Stock in connection with the Merger, and authorizes KFI and Acquirer to rely on this Lock-up Agreement as hereinabove described.

Date:

[insert name]
Individually and in his capacity as Trustee of the below Trusts:
[insert Trust names]

Acknowledged by:

OLD NATIONAL BANCORP

By: Robert G. Jones, Chairman of the Board and Chief Executive Officer

[Acquirer Signature Page to Lock-Up Agreement]